DELAWARE GROUP® FOUNDATION FUNDS

Delaware Foundation® Growth Allocation Fund
Delaware Foundation Moderate Allocation Fund
Delaware Foundation Conservative Allocation Fund
(each a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Class A, Class B, Class C, Class R, and Institutional Class
Statutory Prospectus dated January 28, 2014

The following replaces the information in the section entitled, “Dividends, distributions, and taxes”.

Dividends, distributions, and taxes

Dividends and distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Delaware Foundation Moderate Allocation Fund and Delaware Foundation Conservative Allocation Fund expect to declare and distribute all of their net investment income, if any, to shareholders as dividends quarterly. Delaware Foundation Growth Allocation Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually.  Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated February 18, 2014.